                                                                   EXHIBIT 99.16

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[367,167,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2006-SL1




                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                       [LASALLE BANK NATIONAL ASSOCIATION]
                                     TRUSTEE





                               JANUARY [17], 2005

                              [MERRILL LYNCH LOGO]

                                IMPORTANT NOTICES



The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

                                  MLMI 2006-SL1
                                      TOTAL
TOTAL NUMBER OF LOANS                                                8,571
TOTAL LOAN BALANCE                                             401,279,299
AVERAGE LOAN BALANCE                                                46,818
WA CLTV (W/O SILENT SECONDS)                                         97.92%
WAC                                                                   9.76%
WA FICO                                                                674
WALA                                                                     5
WAM                                                                    274
FXD RATE                                                            100.00%
IOS                                                                   0.00%
MH                                                                    0.00%
1ST LIEN                                                              0.00%
2ND LIEN                                                            100.00%
OCCUPANCY--OO                                                        95.94%
DOC TYPE--FULL/ALTERNATIVE                                           48.96%
STATED DOC                                                           44.45%
CASH OUT REFI                                                        14.48%
PURCHASE                                                             79.46%

LOANS WITH SILENT SECONDS:
% of Portfolio w/SS                                                   0.00%
$ amount                                                                --
# of First Liens w/SS                                                   --

CLTV of Total Portfolo (that includes silent 2nds)                   97.92%

CALIFORNIA                                                           27.21%
PREPAY PENALTIES                                                     37.22%
PRE-FUNDING BALANCE
EXPECTED FINAL POOL

MORTGAGE RATES

MORTGAGE RATES            BALANCE             %
------------------     ------------     ------------
4.500% to 4.999%       $    113,969             0.03%
5.000% to 5.499%            636,439             0.17
5.500% to 5.999%             59,028           0.0001
6.000% to 6.499%          7,800,328             1.94
6.500% to 6.999%          7,159,762             1.78
7.000% to 7.499%         12,231,723             3.05
7.500% to 7.999%         14,621,959             3.64
8.000% to 8.499%         11,841,274             2.95
8.500% to 8.999%         44,844,627            11.18
9.000% to 9.499%         34,349,707             8.56
9.500% to 9.999%         95,907,982             23.9
10.000% to 10.499%       29,727,611             7.41
10.500% to 10.999%       79,858,000             19.9
11.000% to 11.499%       36,758,656             9.16
11.500% to 11.999%       17,571,838             4.38
12.000% to 12.499%        3,623,556              0.9
12.500% to 12.999%        2,980,561             0.74
13.000% to 13.499%          747,283             0.19
13.500% to 13.999%          313,522             0.08
14.000% to 14.499%          205,315             0.05
14.500% to 14.999%          507,109             0.13
15.000% to 15.499%          147,270             0.04
16.500% to 16.999%           22,188             0.01
TOTAL:                 $401,279,299           100.00%

CLTV WITHOUT SILENT SECONDS

CLTV WITHOUT SILENT SECONDS       BALANCE                   %
---------------------------     ------------         ------------
10.01% to 20.00%                $     84,698                 0.02%
20.01% to 30.00%                $     31,877                 1.00%
30.01% to 40.00%                     522,350                 0.13
40.01% to 50.00%                     387,292                  0.1
50.01% to 55.00%                     552,786                 0.14
55.01% to 60.00%                     955,327                 0.24
60.01% to 65.00%                     833,649                 0.21
65.01% to 70.00%                     728,731                 0.18
70.01% to 75.00%                   1,856,721                 0.46
75.01% to 80.00%                   5,456,957                 1.36
80.01% to 85.00%                   3,639,802                 0.91
85.01% to 90.00%                  24,027,968                 5.99
90.01% to 95.00%                  26,615,512                 6.63
95.01% to 100.00%                335,585,631                83.63
TOTAL:                          $401,279,299               100.00%

CREDIT SCORES

CREDIT SCORES               BALANCE                       %
-------------            ------------               ------------
580 to 599                  6,274,054                     0.0156
600 to 619                 53,944,828                      13.44
620 to 639                 67,636,936                      16.86
640 to 659                 56,552,298                      14.09
660 to 679                 51,740,471                      12.89
680 to 699                 43,228,308                      10.77
700 to 719                 31,533,257                       7.86
720 to 739                 33,005,940                       8.23
740 to 759                 25,622,464                       6.39
760 >=                     31,740,743                       7.91
TOTAL:                   $401,279,299                     100.00%

DTI

DTI                              BALANCE                        %
----------------               ------------               ------------
0.00% or less                  $  8,058,960                       2.01%
0.01% to 5.00%                       41,736                       0.01
5.01% to 10.00%                   1,552,721                       0.39
10.01% to 15.00%                  4,292,167                       1.07
15.01% to 20.00%                  8,034,473                          2
20.01% to 25.00%                 13,172,470                       3.28
25.01% to 30.00%                 24,277,139                       6.05
30.01% to 35.00%                 42,493,579                      10.59
35.01% to 40.00%                 64,673,164                      16.12
40.01% to 45.00%                111,484,928                      27.78
45.01% to 50.00%                 78,120,264                      19.47
50.01% to 55.00%                 37,108,539                       9.25
55.01% to 60.00%                  7,904,399                       1.97
60.01% to 65.00%                     64,760                       0.02
TOTAL:                         $401,279,299                     100.00%


LOAN BALANCE

LOAN BALANCE                          BALANCE                       %
--------------------               ------------               ------------
$50,000 or less                    $175,745,513                      43.80%
$50,001 to $100,000                 144,579,023                      36.03
$100,001 to $150,000                 59,638,710                      14.86
$150,001 to $200,000                 13,862,873                       3.45
$200,001 to $250,000                  4,573,904                       1.14
$250,001 to $300,000                    869,983                       0.22
$300,001 to $350,000                    348,957                       0.09
$350,001 to $400,000                  1,183,467                       0.29
$450,001 to $500,000                    476,868                       0.12
TOTAL:                             $401,279,299                     100.00%

OCCUPANCY

OCCUPANCY                    BALANCE                       %
-----------               ------------               ------------
Primary                   $384,974,374                      95.94%
Investment                  14,604,190                       3.64
Second Home                  1,700,735                       0.42
TOTAL:                    $401,279,299                     100.00%


ORIGINAL TERM

ORIGINAL TERM               BALANCE                       %
-------------            ------------               ------------
116 to 120               $    393,811                       0.10%
176 to 180               $153,893,376                    3835.00%
236 to 240                 37,316,167                        9.3
356 to 360                209,675,945                      52.25
TOTAL:                   $401,279,299                     100.00%


LOAN PURPOSE

LOAN PURPOSE                           BALANCE                       %
---------------------               ------------               ------------
Purchase                            $318,841,912                      79.46%
Refinance - Rate Term                 24,333,112                       6.06
Refinance - Cashout                   58,104,275                      14.48
TOTAL:                              $401,279,299                     100.00%

PRODUCT TYPE

PRODUCT TYPE                BALANCE                        %
------------             ------------               ------------
Fixed Rate               $401,279,299                     100.00%
TOTAL:                   $401,279,299                     100.00%


OCCUPANCY

OCCUPANCY                   BALANCE                        %
-----------               ------------               ------------
Primary                   $384,974,374                      95.94%
Second Home                  1,700,735                       0.42
Investment                  14,604,190                       3.64
TOTAL:                    $401,279,299                     100.00%

LOAN TYPE

LOAN TYPE                  BALANCE                        %
----------               ------------               ------------
Fixed Rate               $401,279,299                     100.00%
TOTAL:                   $401,279,299                     100.00%

INTEREST ONLY TERM

INTEREST ONLY TERM        BALANCE                %
------------------     ------------       ------------
Non IO                 $401,279,299             100.00%
TOTAL:                 $401,279,299             100.00%

HYBRID TYPES

HYBRID TYPES                    BALANCE                        %
---------------               ------------               ------------
Fixed - 10 Year               $    393,811                       0.10%
Fixed - 15 Year                  8,805,496                       2.19
Fixed - 20 Year                 37,316,167                        9.3
Fixed - 30 Year                209,675,945                      52.25
Balloon Loans                  145,087,880                      36.16
TOTAL:                        $401,279,299                     100.00%


PROPERTY TYPE

PROPERTY TYPE                            BALANCE                        %
------------------------               ------------               ------------
Single Family Detached                 $135,133,344                      35.94%
Single Family Residence                 106,000,615                      28.19
Planned Unit Development                 59,034,844                       15.7
2-4 Family                               38,629,224                      10.27
Condo                                    32,050,548                       8.52
Single Family Attached                    4,269,437                       1.14
Townhouse                                   873,434                       0.23
TOTAL:                                 $375,991,445                     100.00%


DOCUMENTATION

OPTION ONE                                         Balance                       %
----------------------------------               ------------               ------------
Full Documentation                               $148,483,062                      37.00%
Stated Income                                      63,216,632                      15.75
Lite Documentation                                    483,735                       0.12
SUB-TOTAL:                                       $212,183,428                      52.88%

ACCREDITED UNDERWRITING GUIDELINES
Stated Income                                    $ 27,153,779                       6.77%
Full Documentation                                 14,846,749                       3.70
Alternative Documentation                           2,308,166                       0.58
SUB-TOTAL:                                       $ 44,308,693                      11.04%

OTHER UNDERWRITING GUIDELINES
Stated Income                                    $103,625,129                      25.82%
Full Documentation                                 30,845,227                       7.69
Other Documentation                                10,316,821                       2.57
SUB-TOTAL:                                       $144,787,177                      36.08%

TOTAL:                                           $401,279,299                     100.00%


LIEN

LIEN                     BALANCE                        %
--------               ------------               ------------
2nd Lien               $401,279,299                     100.00%
TOTAL:                 $401,279,299                     100.00%


MORTGAGE INSURANCE

MORTGAGE INSURANCE            BALANCE                       %
------------               ------------               ------------
No Insurance               $401,279,299                     100.00%
TOTAL:                     $401,279,299                     100.00%

\

ORIGINATORS

ORIGINATORS                 BALANCE                       %
----------               ------------               ------------
OPTION ONE               $212,183,428                      52.88%
ACCREDITED               $ 44,308,693                      11.04%
Other                    $144,787,177                      36.08%
TOTAL:                   $401,279,299                     100.00%

ORIGINATORS


SERVICERS

SERVICERS                   BALANCE                       %
---------                ------------               ------------
WILSHIRE                 $401,279,299                     100.00%
TOTAL:                   $401,279,299                     100.00%

STATE

STATE                                 BALANCE                       %
--------------------               ------------               ------------
Alabama                            $  1,770,932                       0.44%
Alaska                                  351,932                       0.09
Arizona                              10,988,055                       2.74
Arkansas                                277,201                       0.07
California                          109,196,006                      27.21
Colorado                             15,031,355                       3.75
Connecticut                           6,968,121                       1.74
Delaware                                794,000                        0.2
District of Columbia                    415,748                        0.1
Florida                              26,068,474                        6.5
Georgia                               9,301,816                       2.32
Hawaii                                2,216,002                       0.55
Idaho                                 1,923,995                       0.48
Illinois                             14,403,116                       3.59
Indiana                               3,510,417                       0.87
Iowa                                  1,562,577                       0.39
Kansas                                  700,587                       0.17
Kentucky                              1,895,408                       0.47
Louisiana                               712,449                       0.18
Maine                                 2,136,937                       0.53
Maryland                             10,087,935                       2.51
Massachusetts                        14,725,861                       3.67
Michigan                             10,391,728                       2.59
Minnesota                             5,837,837                       1.45
Mississippi                             349,488                       0.09
Missouri                              3,748,266                       0.93
Montana                                 560,134                       0.14
Nebraska                                424,887                       0.11
Nevada                                9,325,899                       2.32
New Hampshire                         3,883,050                       0.97
New Jersey                           10,148,785                       2.53
New Mexico                              459,967                       0.11
New York                             20,273,980                       5.05
North Carolina                        6,300,373                       1.57
North Dakota                            224,446                       0.06
Ohio                                  7,467,516                       1.86
Oklahoma                              2,109,338                       0.53
Oregon                                6,851,066                       1.71
Pennsylvania                          6,913,928                       1.72
Rhode Island                          4,789,899                       1.19
South Carolina                        3,023,078                       0.75
South Dakota                            365,334                       0.09
Tennessee                             4,609,270                       1.15
Texas                                22,285,673                       5.55
Utah                                  4,271,452                       1.06
Vermont                                 840,256                       0.21
Virginia                             15,533,380                       3.87
Washington                            9,398,661                       2.34
West Virginia                            99,306                       0.02
Wisconsin                             4,340,334                       1.08
Wyoming                               1,413,041                       0.35
TOTAL:                             $401,279,299                     100.00%